UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2022

EUROPEAN WAX CENTER, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40714	86-3150064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, 3rd Floor Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 264-8123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EWCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report is neither an offer to sell nor a solicitation of an offer to buy any securities of European Wax Center, Inc. (the “Company”) or any subsidiary of the company.

Item 7.01 Regulation FD Disclosure

A press release announcing the dividend described in Item 8.01 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 8.01 Other Events

On April 11, 2022, the Board of Directors of the Company declared a special cash dividend of $3.30 per share payable on May 6, 2022 to its Class A common stock holders of record as of 5:00 p.m. Eastern time on April 22, 2022. The dividend, which together with other equivalent payments (including payments of $3.30 per unit to unit-holders of EWC Ventures, LLC other than the Corporation) represents an aggregate payment of approximately $209.4 million, will be funded through existing cash and proceeds from the Company’s whole business securitization, which was completed on April 6, 2022.

In conjunction with the dividend, the Board of Directors of the Company authorized the Company, as managing member of EWC Ventures, LLC, to enter into the First Amendment to Fifth Amended and Restated Limited Liability Company Agreement of EWC Ventures, LLC, dated April 11, 2022 (the “First Amendment to Fifth Amended LLC Agreement”). The First Amendment to Fifth Amended LLC Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	First Amendment to Fifth Amended and Restated Limited Liability Company Agreement of EWC Ventures, LLC, dated April 11, 2022.
99.1	Press release issued by European Wax Center, Inc. on April 11, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EUROPEAN WAX CENTER, INC.

Date: April 11, 2022	By:	/s/ GAVIN M. O'CONNOR
Name: Gavin M. O'Connor
Title: Chief Legal Officer, Chief Human Resources Officer and Corporate Secretary